UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         July 19, 2007
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                          Quest Minerals & Mining Corp.
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             (Exact name of registrant as specified in its charter)


            Utah                      000-32131                  87-0429950
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


      18B East 5th Street, Paterson, NJ                          07524
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:         (973) 684-0075
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

            Quest's previously issued financial statements are being restated as a result of an internal review of its previously issued financial statements, which review was prompted by an informal inquiry, and thereafter, a formal investigation regarding an unrelated company, which is being conducted by the United States Securities and Exchange Commission upon its review of Quest's annual and quarterly reports filed pursuant to the Securities Act of 1934, as amended. After review of the inquiry and investigation and further analysis, Quest determined that it incorrectly evaluated its embedded derivative liability and warrant liability accounting treatment in connection with convertible debt and warrant financing transactions and did not adequately assess and measure derivative liability values on a quarterly basis. Quest also found that it had incorrectly recorded the fair value of warrants as deferred warrant expense and thereafter amortized the fair value over the life of the accompanying convertible note. Quest also believes such restatements reflect the correction of any errors and omissions of material disclosures in the financial statements in accordance with SFAS 154: Accounting changes and error corrections (as amended). The nature of the errors and the restatement adjustments that Quest has made to its financial statements for the years ended December 31, 2005 and 2004 are set forth in Exhibit 99.1.

            The restatements also affected the quarterly results of operations for the periods ending March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006, June 30, 2006, and September 30, 2006. See Exhibit 99.1 for a summary of its quarterly results of operations for the years ended December 31, 2006 and 2005 and for a discussion regarding restatement adjustments.

            Accordingly, the Board of Directors has determined that Quest's previously issued financial statements included in its Annual Reports on Form 10-KSB for the year ended December 31, 2005, and December 31, 2004 and applicable reports of its independent registered public accounting firm, should no longer be relied upon. In addition, the Board of Directors has determined that Quest's previously issued financial statements included in its Quarterly Reports on Form 10-QSB for the periods ending March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006, June 30, 2006, and September 30, 2006 should no longer be relied on.

            Quest is filing with the SEC an Amendment No. 1 to its Annual Report on Form 10-KSB, which contains restated financial statements for the above-referenced periods. The Board of Directors and management of Quest have discussed the matters disclosed in this Form 8-K with Quest's independent registered public accounting firm.

Item 9.01   Financial Statements and Exhibits.

            Exhibit 99.1    Schedule of Restatement Adjustments


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)


Date:  July 19, 2007                   By: /s/ EUGENE CHIARAMONTE, JR.
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                                           Eugene Chiaramonte, Jr., President

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